                      OPPENHEIMER QUEST VALUE FUND, INC

                   Supplement dated January 9, 2004 to the
                      Prospectus dated December 23, 2003

The Prospectus is changed as follows:

1.    The  prospectus  supplement  dated  December  29,  2003 is  deleted  and replaced by this supplement.

2.    The paragraph  entitled "The Manager's  Fees" under the section "How the
      Fund is Managed - THE MANAGER" on page 12 is deleted and  replaced  with the following:

         The  Manager's  Fees.  Effective  January 1, 2004,  the Fund pays the
            Manager an  advisory  fee at an annual  rate that  declines as the
            Fund's  assets  grow:  0.90% of the first $400  million of average annual  net  assets of the Fund,  0.85% of the next $400  million,
            0.80% of the next $400  million,  0.70% of the next $400  million,
            0.65% of the next $400  million  and 0.60% of  average  annual net assets  in  excess  of $2  billion.  From  June 15,  2003  through
            December 31, 2003, the annual  advisory fee rate was: 0.90% of the first  $400  million  of  average  annual  net assets of the Fund,
            0.85%  of the next  $600  million,  0.80% of the next $2  billion,
            0.70% of the next $1  billion,  0.65% of the next $1  billion  and
            0.60% of average annual net assets in excess of $5 billion.  Prior to June 15, 2003, the annual  advisory fee was: 1.00% of the first
            $400  million of average  annual net assets of the Fund,  0.90% of the next $400 million,  0.85% of the next $2.2  billion,  0.75% of the next $1  billion  and 0.65% of  average  annual  net assets in excess  of $4  billion.  The  Fund's  management  fee for its last fiscal year ended  October  31,  2003 was 0.92% of average  annual net assets for each class of shares.

3.    The third paragraph under the section  captioned  "WHICH CLASS OF SHARES
      SHOULD YOU  CHOOSE?  -  Investing  for the  Shorter  Term" on page 17 is deleted and replaced with the following:

         And for non-retirement  plan investors who invest $1 million or more, in most cases  Class A shares will be the most  advantageous  choice, no matter how long you intend to hold your  shares.  For that reason, the Distributor  normally will not accept purchase orders of $500,000 or more of  Class B shares  (and  effective  February  2,  2004,  the
         Distributor  normally will not accept  purchase orders of $250,000 or more of Class B shares) or $1 million or more of Class C shares  from a single investor.

    January 9, 2004                                                  PS0225.028